GREGORY S. SKINNER              LAW OFFICES OF              800 Southwood
GARRETT SUTTON          Skinner,Sutton, Watson & Rounds     Boulevard
KELLY G. WATSON           a professional corporation        Suite 207
MICHAEL D. ROUNDS                                           Post Office Box 3150
   ------
PHILIP A. OLSEN             548 CALIFORNIA AVENUE           Incline Village,
JAMES G.                   RENO, NEVADA 89509-1448          Nevada 89450
CHRISTENSEN                    (775) 324-4100               (775) 833-1700
SHIRLE T. EITING             FAX (775) 333-8171             Fax (775) 833-1701
MATTHEW D.              e-mail:  reno@sswlegal.com
FRANCIS                                                     The Atrium Building
MICHELLE                                                    333 North Rancho
DARQUEA                                                     Drive
LARA PEARSON                                                Suite 410
ROBERT PAUL                                                 Las Vegas, Nevada
TURNER                                                      89106
JIM C. GROGAN                 July 18, 2000                 (702) 636-4902
GLORIA M.                                                   Fax (702) 636-4904
HOWRYLA
                                                            Reply to: Reno
OF COUNSEL
LARS A. PERRY
MICHAEL A.
SHIMOKAJI

also licensed in
California
also licensed in Utah
only licensed in New
York
only licensed in
California



VIA  EDGAR
Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  DC  20549

     Re:  Sustainable  Development  International,  Inc.:  Schedule  14(a)
          ----------------------------------------------------------------

     Dear  Sir  or  Madam:

     Pursuant to the Rules and Regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Sustainable Development International, Inc., a Nevada corporation (the "Company"), is the Company's Definitive Proxy Statement, the Form of Proxy and the Annual Report, for filing pursuant to Schedule 14(a).

                                              Very  truly  yours,

                                              SKINNER, SUTTON, WATSON & ROUNDS

                                              /s/  Robert  Paul  Turner
                                              ----------------------------------
                                              Robert  Paul  Turner
                                              Counsel  to the  Company

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

[_]  Preliminary  Proxy  Statement         [_]  Confidential,  For  Use  of  the
[X]  Definitive  Proxy  Statement               Commission  Only  (as  permitted
[X]  Definitive  Additional  Materials          by Rule 14a-6(e)(2))
[_]  Soliciting  Material  Pursuant  to
                       Rule 14a-11(c) or Rule 14a-12

                   SUSTAINABLE DEVELOPMENT INTERNATIONAL, INC.
    ------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.
[_]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.



--------------------------------------------------------------------------------
1)   Title  of  each  class  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------
2)   Aggregate  number  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed  maximum  aggregate  value  of  transaction:


--------------------------------------------------------------------------------
5)   Total  fee  paid:

[_]  Fee  paid  previously  with  preliminary  materials:


--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount  previously  paid:

2)   Form,  Schedule  or  Registration  Statement  No.:

3)   Filing  Party:

4)   Date  Filed:


Sustainable  Development  International
                   (Logo)


NOTICE  TO  READER

This brochure and attachments contains forward-looking information within the meaning of section 27A of the securities Act of 1933 and section 21E of the Securities Exchange Act of 1934 and is subject to the Safe Harbor created by those sections. This material contains statements about expected future events and/or financial results that are forward-looking in nature and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements provisions contained in the Private Securities Litigation Reform Act of 1995 and any amendments thereto.

Such forward looking- statements by definition involve risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from the future results, performance or achievements expressed or implied by such forward- looking statements. In particular, there is no assurance that reserves, production, pricing levels or other factors pertaining to the mining, manufacturing and retail operations will be sustained at the expected rates or levels over time. Discussions of factors, which may affect future results, are contained in our recent filings.

Under no circumstances does this brochure and attachments constitute an offer to sell or a solicitation of an offer to buy the securities of the company described in this brochure and attachments in which such offer, solicitation or sale of securities would be unlawful prior to registration, qualification or filing under the securities laws of any jurisdiction.

SUSTAINABLE  DEVELOPMENT  INTERNATIONAL  INC.
SDI is a diverse corporate entity of innovative technologies and business operations that compliment each other.

Sustainable Development International Inc. was established to develop and provide innovative technologies, products and services for the global market. This would include owning and operating facilities, which use creative and cost effective methods. These activities are undertaken in ways that are beneficial to our shareholders, our employees, the environment, and the community.

We  have  established  four  divisions  to  meet  these  objectives:
Natural  Resources
Health
Energy  Financing


Natural  Resources
The Natural Resources Division has operations which utilize innovative technologies to transform natural resources into consumer products. Transforming natural resources into durable consumer products and commercial products allows SDI to maximize profit margins by eliminating the middlemen. SDI has focused on the area of Granite quarrying and processing and has a commitment to develop the Environmental Limestone operations.



               SUSTAINABLE DEVELOPMENT INTERNATIONAL, INCORPORATED

                                TABLE OF CONTENTS


     Page      2     President's  Message

               3 Corporate Structure / Overview / Board of directors and Officers

               Management  Discussion

               4     Intercontinental  Granite  Inc.
                                               Quarries
                                               Processing
                                               Retail  /  Wholesale

               5     Energy                    SDI  Energy  Savings
                                               SDI  Power
                                               SDI  Energy
                                               SDI  Energy  Products

               6     Sustainable  Health  Inc.
                                               Pro-Active  Inc.

               7     Watergas  Inc.
                                               Hydrogen/Oxygen  Generator

               8     Environmental  Services
                                               Waste  Oil  Reprocessing

               9-16  SDI  Financial  Statements
                                               2nd  Quarter  2000
                                               ending  April  30,  2000

OUR MOST RECENT FORM 10-K IS AVAILABLE TO ALL SECURITY HOLDERS WHO ARE SOLICITED WITH A PROXY STATEMENT AT NO CHARGE, AND WILL BE MAILED OUT UPON WRITTEN REQUEST TO OUR OFFICE. PLEASE MAKE THE WRITTEN REQUEST BY MAIL: SDI, ATTENTION: JUDY STOCKWOOD, OFFICE MANAGER, SUITE 208, 10240 124 STREET, EDMONTON, ALBERTA T5N 3W6 OR BY FAX 780 488 9100.


Sustainable  Development  International,  Inc.
Suite  208,  10240  124  Street
Edmonton,  Alberta,  Canada  T5N  3W6                           July  7th,  2000

To  our  shareholders,

We have spent the last 24 months obtaining technologies, licensing agreements, and assets to build a strong foundation for SDI. Each division has a strong management team and is currently pursuing sales contracts to move us away from being a development company to being leaders in a number of innovative ventures.

A number of long term contracts are now being negotiated, and we expect revenues in Quarter 3 and Quarter 4 of 2000 that shall allow SDI to be in a positive cash flow position. We have several client companies reviewing our proposals at this time and we have received positive feedback.

As these contracts develop, we shall be posting press releases on our website, www.1sustainable.com, or you can view these at any other Internet financial site by entering our stock symbol, SUDI. We can also provide these press releases to you by mail. Please contact our office for additional information.

OUR  MANDATE

Sustainable Development International is actively involved in expanding the use of innovative technologies while creating investment value.

Our goal is to meet the demands of the marketplace by implementing cost reducing techniques. Our focus is to gain market share through efficient, reliable and proven technologies. Our duty is to be responsible to the environment and the community.

Our plan is to increase the company's exposure. This will be done by introducing our products and services in the emerging business-to-business markets.

We look forward to further achievements during the balance of the year, and encourage your input as we grow.


Sincerely,




Harold  Jahn
President
Sustainable  Development  International,  Inc.

                                         CORPORATE STRUCTURE / OVERVIEW

SUSTAINABLE  DEVELOPMENT  INTERNATIONAL,  INC.     (Five areas of concentration)
NATURAL  RESOURCES
     Intercontinental  Granite  Inc.     Issued  shares:     12  million
                                         SDI  ownership:      8  million  (66%)

     Operations include: Galeria Design Centre Inc.   CerTech Ceramic Tiles Inc.
                         Alberta  Granite  Quarry     BC  Granite  Quarry
ENERGY
     SDI  Energy  Savings  Inc.          Issued  shares:     10  million
                                         SDI  ownership:     10  million  (100%)
     SDI  Power  Inc.                    Issued  shares:     10  million
                                         SDI  ownership:     10  million  (100%)
     SDI  Energy  Inc.                   Issued  shares:     10  million
                                         SDI  ownership:     10  million  (100%)
     SDI  Energy  Products  Inc.         Issued  shares:     10  million
                                         SDI  ownership:     10  million  (100%)
SUSTAINABLE  HEALTH
     Sustainable  Health  Inc.               Issued  shares:   10 million
                                             SDI  ownership:   10 million (100%)
     Pro-Active  Inc.                        Issued  shares:    8 million
                                             Sustainable Health Inc.
                                             ownership:       4.8 million  (60%)
FUNDING
     SDI  Finance/Leasing  Inc.              Issued  shares:   10 million
                                             SDI ownership:    10 million (100%)
ALTERNATIVE  ENERGY
     Watergas  Inc.                          Issued  shares:   10 million
                                             SDI ownership:    10 million  (70%)
     Waste  Oil  Reprocessing                Issued  shares:   10 million
     Umweltservice  Europa  GmbH             SDI  ownership:   10 million (100%)
     (Environmental  Services  Europe  Inc.)

SUSTAINABLE DEVELOPMENT INTERNATIONAL, INC.-CORPORATION DIRECTOR'S AND  OFFICERS

 Name           Position                 Term               Address
BOARD OF DIRECTORS
 Harold Jahn    sole director            1998 to present  Edmonton, AB, Canada
OFFICERS
 Harold Jahn    President/CEO            1998 to present  Edmonton, AB, Canada
                Treasurer/Secretary

 Lew Mansell    Senior Vice President    1998 to present  Sherwood Park,AB,
                                                                        Canada

 Gordon Noland  Vice President-          1999 to present  Calgary,  AB, Canada
                Project Finance

 Neil Driscoll  Chief Financial Officer  2000 to present  Edmonton, AB, Canada

                      INTERCONTINENTAL  GRANITE  INC.

IGI, owned 66% by SDI, provides a wide range of products to the residential, commercial, and industrial property markets. The primary focus is currently on interior and exterior finishing including tiles, hardwood, carpet, slate, and other materials, high grade countertops for kitchens and bathrooms. Additionally, the company holds leases on granite deposits in the lower Frazer Valley in British Columbia, and near Fort Chipewyan in Northern Alberta. The potential of these deposits will open several new markets, including the memorial industry and building cladding market. These supplies will serve both our needs and those of other granite users who have otherwise imported their products from eastern North America, and Europe.

The company also distributes exclusive lines of tile products and a countertop product that commands a premium price. Its properties exceed granite in durability, color selection, and finish.

IGI took steps to develop an immediate cash flow by acquiring, effective May 1, 2000, the assets of CerTech Tile Distributors and Galeria Design Centre. CerTech is a wholesale supplier of tile, tile products and specialty material for this industry. The business was established in 1999 by owners who have 25 years direct experience in the tile and granite industry.

Galeria Design Centre operates from a 16,000 square foot retail and manufacturing site in central Edmonton. The Galeria is a unique retail concept that displays a complete showroom for kitchen, bath, and ensuite presentation of tile, flooring, granite, appliances and fixtures. On site interior designers help clients customize their selections. Customers can see how their granite selections are custom manufactured right on the premises.

IGI is preparing a drilling and coring program to verify proven reserves in the British Columbia and Alberta quarry locations. The drilling/coring results will define a plan to produce and market the granite in blocks and precut slabs for the wholesale market. A finishing plant to make slabs available for the monument industry is planned to serve a contract we have been developing for the Alberta market.

SDI believes IGI has great value to the company. Immediate cash flow is anticipated and advance marketing and specific contracts will generate above average returns. Currently, Canada imports $250,000,000 of granite per year from locations worldwide, primarily from Western Europe and Africa. Because international shipping is so costly, local quarries will offer extra profit potential in domestic use and export opportunities in Western North America.

                          SDI  ENERGY  SAVINGS

An element of the SDI corporate mission statement is to do our business with a commitment to environmental security. We recognized a significant business opportunity from our interests in technology that used energy wisely. We have accumulated a number of innovative technologies, energy savings concepts and strategic alliances with suppliers, engineering, design, and planning groups that share our vision.

A key component of our presentations is Co-Generation equipment. Co-Gen installations generate electricity for on site use and the waste heat from the exhaust and cooling water is utilized for building heat, hot water, and where appropriate, cooling. These self contained systems increase reliability for the occupants and lower the overall building energy costs.

Related equipment in our energy savings program include low water use toilets, taps, and laundry equipment, high efficiency lighting, and fan coil units for heating and cooling. When we combine these components into a building we are able to lower energy costs up to 40%. We are finding acceptance of these energy design models from recognized architects, engineers, and mechanical/electrical contractors across the USA and Canada.

The use of ground source heat technology brings new business to SDI. Heating and cooling with ground source heat is well known internationally. Within our team we have excellent experience and design capabilities to integrate Co-Gen, energy savings equipment, ground source heat, and waste water treatment. This creates a truly green community that is good for the occupants and good for the environment.

We have completed proposals waiting final approval for construction and are actively involved in over 15 projects as of June 30, 2000. Revenue from these projects is expected to begin in the third quarter of 2000. Markets for these projects include multi family housing, apartments, condos, office building, and residential communities.

Major projects in development include hotels in the US, Canada and the Caribbean. These projects will be multi-million dollar facilities and will generate revenue for SDI beginning in the fourth quarter 2000.

Many regional jurisdictions are experiencing deregulation in power, water, and gas services, SDI is in the process of creating additional divisions to comply and compete in these new markets. SDI Power will be involved in providing project engineering, procurement and construction (EPC) services for the construction, start-up, and operation of electrical co-generation plants. SDI Energy will play the role of the utility offering clients full utility services. And SDI Energy Products will offer exclusive energy savings products for our own projects, and third party buyers. SDI Energy Savings will continue to provide clients energy savings equipment packages.

                             PRO-ACTIVE  INC.

Recent years have seen great strides in medical advances. Technologies for treatments of all types have moved forward at a rapid rate. Despite this, progress in the patient/doctor/clinic relationship has been limited, and the limited progress that has taken place has essentially been in isolation. The result is that the focus on information technology in the health care industry has been limited to billing as required by government or other healthcare programs. Pro-Active Inc. in issuing licenses intends to change that situation for the benefit of both the patient and the various health care providers.

Pro-Active license is a data base network allowing the management and movement of healthcare information, through the use of integrated systems. The network links the patient/doctor/provider, facilitating the timely availability of necessary records and transactions, wherever the patient may be within the system.

The Pro-Active licensed system has evolved to the point where in-house testing has been successfully completed and the ability to link the patient to the doctor to the clinic and other providers has been confirmed. The next step, one which is set to commence in the very near future, will be to implement a "live" trial run, one that will take the results of the in-house test to the street. In this stage a limited number of doctors, clinics, and other service providers will be linked to a growing number of patients. This stage will be a scale up of what has been demonstrated in-house. It will also be live, using real patient visits, prescriptions and other transactions, creating and updating real time records.

The Pro-Active method will provide permanent records, timely access to these records, and increased cost efficiencies within the health care industry.
Doctors, clinics, dispensers, and other health care providers will not be required to change out their existing computer interfaces. Pro-Active will, in fact, provide a link between these various computer programs, while maintaining the separation and confidentiality of patient information so necessary to the patient/doctor relationship.

Pro-Active will earn a transaction fee each time a patient/member or his health care provider utilizes the Pro-Active system. This fee will be relatively small on an individual transaction basis, but a given health care unit or system will process a large number of transactions, creating an opportunity for Sustainable Health Inc. to achieve substantial revenue streams.

It is expected that these revenue streams will commence in a limited way, during the year 2000 and will then grow from there. Several organizations, representing large membership groups, have expressed serious interest in participating with Pro-Active and using its system. Pro-Active is dedicated to seizing the opportunity that is available, and in moving quickly to the growth stage of its business.

                            WATERGAS  INC.

The quest for alternative energy products to enhance current hydrocarbon dependence or to replace non-renewable fuel supplies have been rumored to exist ever since our industrialized economy became oil based. There has been a perpetual stream of potential fuel savings and pollution reduction apparatus that have entered the market with a flurry and have not been able to sustain the market. They have often been "short" on science and "long" on promotion.

Our search for a proven product/system that would offer an environmentally sensitive technology with fuel reduction and pollution enhancement led us to Watergas Inc. The originating company has invested ten years developing the science of Watergas.

Watergas is the product of a well established physics process that produces hydrogen and oxygen gas when electricity is supplied to an electrode in water. Watergas technology produces hydrogen and oxygen in large quantities and at a low cost. This process is very efficient compared to other systems in the commercial marketplace.

Watergas applications are first directed to improving fuel efficiency in internal combustion (IC) engines in cars and trucks. Preliminary testing has been completed and production kits are expected to be installed in a limited number of vehicles in the fourth quarter of 2000. Manufacturing sources have been established and a marketing company has proposed a distribution plan for wide sales results across North America.

Secondary applications for Watergas will be in the industrial marketplace. Metal cutting equipment is already marketable. Commercial applications are already under investigation in flare stacks of refineries, natural gas production and power governing chimneys.

Initial revenue from marketing Watergas products is expected in the fourth quarter of 2000. Accelerated production of engine kits could realize cash flow in the first quarter of 2001, and thereafter industrial product sales are targeted to commence in the second quarter of 2001.

Continued research and development will be a continuing commitment of the company to refine applications and to commercialize promising opportunities.

                        WASTE  OIL  REPROCESSING

SDI has been in the process of selecting one of three site to process a supply of guaranteed waste oil into diesel fuel for the trucking and/or electrical co-generation market. A contract in 1998-1999 was in final stages in Germany, yet was not concluded by SDI. The international oil price ($12 US/BBL) and local electricity price volatility ($0.02-$0.05 per kWh) presented concerns to management that the ability to maintain positive cash flow in the 4th and ongoing years of operation would be uncertain. The capital investment and risk was too unstable for a wise investment.

We are currently examining the market situation, and may consider proceeding in the later part of 2000 in either a Canadian or German location. The technology has improved, further reducing capital costs, and we must now find a satisfactory revenue source to guarantee success with either a long term power purchase contract or diesel sales contract.

Our interest in Germany is to set up a daughter company of SDI called Umweltservice Europa GmbH (Environmental Services Europe Inc.) to recycle waste lubrication oil. We have obtained the rights from Enviro-Mining Inc.(EMI) for three technologies which when combined can produce a high grade low sulpher diesel fuel meeting all European specifications under EN 590 legislation. The EMI Process is a proven alternative to the present disposal methods converting automotive waste oil into light heating oil and high quality diesel fuel.

Our objective is to always purchase the most appropriate systems which will meet the operating, technical and business objectives to be operated by Umweltservice Europa GmbH.

These oil recycling processes have been developed to solve a worldwide problem of removing used oil from our environment in a safe and non-polluting way. Most countries have developed collection methods to remove this hazardous waste from our communities with new emphasis on diversion from existing landfills. Registered waste oil haulers are tracked to determine annual volumes, and disposal methods. The majority of the waste oil enters refineries for upgrading and blending, or is burned in the cement industry.

SDI has arranged solid partnerships for long term success, providing a complete solution with competent management.

Our operational plan is to demonstrate control of the license for the oil recycling technology in Germany with limited rights for the balance of Europe, and select North American locations. This can only be done by constructing one facility at a time.

JUNE  15,  2000

SUSTAINABLE  DEVELOPMENT  INTERNATIONAL  INC  (SUDI.OB)

QUARTERLY  REPORT  (SEC  FORM  10QSB)
     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

The following discussion and analysis should be read in conjunction with the Company's financial statements and the notes thereto contained elsewhere in this filing.

OVERVIEW
Sustainable Development International, Inc., a Nevada corporation, is a development stage company formed on May 27, 1998 to provide innovative technologies, products and services to improve efficiency, quality and environmental concerns in a variety of fields, with a particular emphasis on solutions to environmental problems, reductions in energy consumption, health and wellness and responsible resource development. The Company is divided into five divisions: Energy, Sustainable Health, Funding, Natural Resources and Alternative Energy.

On November 22, 1999, the company announced that it has incorporated Intercontinental Granite Incorporated. The company will own 80% of the outstanding common shares of International Granite Incorporated for nominal consideration.

On December 16, 1999, the company entered into an agreement to form Pro-Active Incorporated. The company will own 60% of Pro-Active Incorporated for nominal consideration, which will manage health care information through the use of integrated systems, customized databases and intelligent ID cards.

On January 14, 2000, the company acquired 22,500 acres of mineral claims under a metallic and industrial mineral permit.

On March 21, 2000, the company entered into an agreement to form Watergas Incorporated. The company will own 70% of Watergas Incorporated for nominal consideration, which will be in the business of producing, merchandising, marketing, distribution, promotion and selling of products manufactured by The WGI Process (Hydrogen/Oxygen Generator).

RESULTS  OF  OPERATIONS  FOR  THE  THREE  MONTHS  ENDED  APRIL  30,  1999
Total operating expenses from continuing operations were $63,498 for the three months ended April 30, 2000, a 89 day period, as compared to the operating expenses of $224,896 for the period of inception of the Company through its year end of October 31, 1999, a period of 522 days. Utilizing an average daily calculation of operating expenses of $713.46 for the period ending April 30, 2000, and an average daily calculation of operating expenses of $473.38 for the annual period ending October 31, 1999, this represented a 50% increase in average daily operating expenses.

The increase in expenses was primarily the result of the Company increasing its business activities in generating sales during the period ending April 30, 2000.

FORWARD-LOOKING  STATEMENTS  AND  ASSOCIATED  RISKS
This Quarterly Report on Form 10-QSB contains forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, many of which are beyond the Company's control, including, but not limited to, economic, competitive and other factors affecting the Company's operations, markets, products and services, expansion strategies and other factors discussed elsewhere in this report and the documents filed by the Company with the Securities and Exchange Commission. Actual results could differ materially from these forward- looking statements. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this report will in fact prove accurate. The Company does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.

LIQUIDITY  AND  CAPITAL  RESERVES
AS  OF  APRIL  30,  2000  (UNAUDITED)
As of April 30, 2000, the Company's assets were $1,757,390 and its liabilities were $738,361, resulting in an excess of assets of $1,019,029. Cash was $137,918 at April 30, 2000 as compared to cash of $155,042 on October 31, 1999, a decrease of $17,124. This represented a 12% decrease in available cash. This decrease was primarily the result of an increase in operating expenses and a cash deposit of $40,406 to Enviro-Mining for purposes of acquiring additional oil related technologies.

The Company has continued to fund its deficit cash flow from private placements of the Company's common stock. It is anticipated that loans and the sale of the Company's stock will continue until such time as the Company generates sufficient revenues from its operations to cover operating expenses.

YEAR  2000  ISSUES
Certain of the Company's computer systems and software may interpret the year 2000 as some other date. The operating system generally employed by the Company is Windows 95, which is year 2000 compliant. The networking, general ledger and accounts payable and facility point-of-sale and software programs require software updates or modifications to address the year 2000 problem. The Company is further addressing the matter by replacing certain older computers and installing off-the-shelf and other third-party software that is year 2000 compliant, at an estimated cost of less than $1,000. The Company anticipates that installation of year 2000 compliant software and hardware will be completed by the end of 1999. The Company does not believe that the year 2000 problem will have a material affect on the Company's operations, however, no assurance can be given that the software updates and new computers will resolve the problem as scheduled or at all.

SUSTAINABLE DEVELOPMENT INTERNATIONAL INC.
(A Development Stage Company)
CONDENSED CONSOLIDATED STATEMENT OF LOSS
(Expressed in U.S. Dollars)
(Unaudited)
Three Months Ending April 30                     2000          1999
=======================================================================

Expenses
  Advertising                                      9,151         1,473
  Amortization                                     5,786         2,500
  Consulting fees                                  3,387             -
  Management fees                                 22,175         1,400
  Office                                           5,053           167
  Professional fees                                7,085         7,025
  Service charges                                    873            27
  Travel                                           1,224             -
  Other                                            8,764             -
                                             ------------  ------------
                                                  63,498        12,592
                                             ------------  ------------

Net loss                                     $   (63,498)  $   (12,592)
                                             ============  ============
=======================================================================


Net loss per share, basic and
  diluted (Note 1)                           $   (0.0045)  $   (0.0009)
                                             ============  ============
Weighted average shares, basic
  and diluted                                 14,043,467    13,720,000
                                             ============  ============

=======================================================================

See accompanying notes to the condensed consolidated financial statements.

SUSTAINABLE  DEVELOPMENT  INTERNATIONAL  INC.
(A  Development  Stage  Company)
CONDENSED  CONSOLIDATED  STATEMENT  OF  LOSS
(Expressed  in  U.S.  Dollars)
(Unaudited)                6 months to  6 months to  Cumulative to
                              April 30     April 30       April 30
                                  2000         1999           2000
===================================================================

Expenses
Advertising                     14,333        4,139         14,750
  Amortization                   8,286        5,000         22,453
  Consulting fees                3,387        7,151        111,229
  Management fees               36,002       19,400         90,002
  Office                         6,589          913          8,317
  Professional fees             16,601       14,668         60,463
  Service charges                1,045          220          2,053
  Travel                         1,968        4,673         12,292
  Other                         12,221            -         12,221
                            -----------  -----------  -------------
                              100,432        56,164        333,780
                            -----------  -----------  -------------

Other items
  Loss on exploration                -            -          6,680
  Gain on foreign exchange           -            -         (8,776)
  Interest on revenue                -            -         (6,355)
                            -----------  -----------  -------------
                                     -            -         (8,451)
                            -----------  -----------  -------------

Net loss                    $ (100,432)  $  (56,164)  $   (325,329)
                            ===========  ===========  =============
===================================================================

Net loss per share, basic and
  diluted  (Note  1)        $  (0.0072)  $  (0.0041)
                            ===========  ===========

Weighted average  shares, basic
  and  diluted               13,924,533   13,716,667
                            ===========  ===========
===================================================================

See accompanying notes to the condensed consolidated financial statements.

SUSTAINABLE DEVELOPMENT INTERNATIONAL INC.
(A Development Stage Company)
CONDENSED CONSOLIDATED BALANCE SHEET
(Expressed in U.S. Dollars)
(Unaudited)                                   April 30     October 31
                                                  2000           1999
======================================================================

ASSETS
Current
  Cash                                       $  137,918   $   155,042
Deposit                                          16,925        16,925
Due from related party                           40,406        94,764
Licensing agreements                          1,560,964       285,833
Other asset                                       1,177             -
                                             -----------  ------------

                                             $1,757,390   $   552,564
                                             ===========  ============
=========================================================================


LIABILITIES
Current
  Payables                                   $  738,361   $    93,452
                                             -----------  ------------


SHAREHOLDERS' EQUITY
Capital stock (Note 2)                        1,344,358       684,008
Deficit                                        (325,329)     (224,896)
                                             -----------  ------------
                                              1,019,029       459,112
                                             -----------  ------------

                                             $1,757,390   $   552,564
                                             ===========  ============
=========================================================================

See accompanying notes to the condensed consolidated financial statements.

SUSTAINABLE  DEVELOPMENT  INTERNATIONAL  INC.
(A  Development  Stage  Company)
CONDENSED  CONSOLIDATED  STATEMENT  OF  CASH  FLOWS
(Expressed  in  U.S.  Dollars)
(Unaudited)                               6 months    6 months
                                             ended       ended
                                          April 30    April 30
                                              2000        1999
==============================================================
Increase (decrease) in cash

  OPERATING
    Net loss                          $  (100,432)  $ (56,164)
    Amortization                            8,286       5,000
                                      ------------  ----------
                                          (92,146)    (51,164)
    Change in
      Payables                            644,908      (6,590)
                                      ------------  ----------
                                          552,762     (57,754)
                                      ------------  ----------

  FINANCING
    Issuance of capital stock             660,350           -
    Advances to related parties            54,358     (60,242)
                                      ------------  ----------
                                          714,708     (60,242)
                                      ------------  ----------

  INVESTING
    Purchase of licensing agreements   (1,283,417)          -
    Purchase of other asset                (1,177)          -
                                      ------------  ----------
                                       (1,284,594)          -
                                      ------------  ----------

Net decrease in cash                      (17,124)   (117,996)

Cash

  Beginning of period                     155,042     330,053
                                      ------------  ----------

  End of period                       $   137,918   $ 212,057
                                      ============  ==========
==============================================================

See accompanying notes to the condensed consolidated financial statements.

SUSTAINABLE  DEVELOPMENT  INTERNATIONAL  INC.
(A  Development  Stage  Company)
NOTES  TO  THE  CONDENSED  CONSOLIDATED  FINANCIAL  STATEMENTS
(Expressed  in  U.S.  Dollars)
(Unaudited)
April  30,  2000
================================================================================


1.          GENERAL

The unaudited condensed consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management, reflect all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation for each of the periods presented. The results of operations for interim periods are not necessarily indicative of results to be achieved for full fiscal years.

As contemplated by the Securities and Exchange Commission (SEC) under Rule 10-01 of Regulation S-X, the accompanying consolidated financial statements and related footnotes have been condensed and do not contain certain information that will be included in the Company's annual consolidated financial statements and footnotes thereto. For further information, refer to the consolidated financial statements and related footnotes for the year ended October 31, 1999 included in the Company's Annual Report on Form 10-KSB.

BASIS  OF  PRESENTATION

The condensed consolidated financial statements include the accounts of Sustainable Development International Inc., its 70% owned subsidiary, Watergas Inc., its 80% owned subsidiary, Intercontinental Granite Inc., and its 100% owned subsidiary, Sustainable Health Inc.

 INCOME  TAXES

Income taxes for the interim periods were computed using the effective tax rate estimated to be applicable for the full fiscal year, which is subject to ongoing review and evaluation by management.

LOSS  PER  SHARE

The Company reports earnings per share in accordance with the provisions of SFAS No. 128, Earnings Per Share. SFAS No. 128 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share excludes dilution and is computed by dividing income available to common shares by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock.

SUSTAINABLE  DEVELOPMENT  INTERNATIONAL  INC.
(A  Development  Stage  Company)
NOTES  TO  THE  CONDENSED  CONSOLIDATED  FINANCIAL  STATEMENTS
(Expressed  in  U.S.  Dollars)
(Unaudited)
April  30,  2000
================================================================================


2.          CAPITAL  STOCK

The company has the following changes to their issued share capital:

                                           Number of shares   Dollar Value
                                           ----------------  -------------

At year ended October 31, 1999                   13,720,000  $     684,008
Common shares issued for services,
  December, 1999                                     56,800         60,350

Pending regulatory approval - for
  acquisition of subsidiary
  Intercontinental Granite Inc.                     100,000        100,000

Pending regulatory approval - for
  acquisition of subsidiary Watergas Inc.           500,000        500,000
                                           ----------------  -------------

Balance April 30, 2000                           14,376,800  $   1,344,358
                                           ================  =============

                   SUSTAINABLE DEVELOPMENT INTERNATIONAL INC.


NOTICE  OF  ANNUAL  AND  SPECIAL  MEETING  OF  SHAREHOLDERS


TO:     The  Shareholders  of  Sustainable  Development  International  Inc.


TAKE NOTICE that the Annual and Special Meeting (the "Meeting") of the shareholders of Sustainable Development International Inc. (the "Corporation") will be held at the Ramada Hotel and Conference Centre, 11834 Kingsway, Edmonton, Alberta on Thursday, August 10, 2000 at 2:00 p.m. (Edmonton time) for the following purposes:

1. To receive and consider the financial statements of the Corporation for the year ended October 31st, 1999 and the auditor's report thereon.

2.     To  elect  directors  and  appoint  officers  of  the  Corporation.

3. To transact such other business as may be properly brought before the Meeting.

Shareholders of the Corporation who are unable to attend the Meeting in person are requested to date and sign the enclosed form of proxy and mail to or deposit it with the Corporation's agent, Alberta Compliance Services Inc., 602, 304 - 8th Avenue S.W., Calgary, AB, T2P 1C2. In order to be valid and acted upon at the Meeting, forms of proxy must be returned to the aforesaid address not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.

The Board of Directors of the Corporation has fixed the Record Date for the meeting at the close of business on July 7, 2000. Only shareholders of the Corporation of record as of that date are entitled to receive notice of and to vote at the Meeting, unless such shareholder transfers shares after the Record Date and the transferee of those shares establishes that he owns the shares and demands, not later than the close of business on the date 10 days before the Meeting, that the transferee's name be included in the list of shareholders entitled to vote at the Meeting, in which case such transferee shall be entitled to vote such shares at the Meeting.


DATED  at  Edmonton,  Alberta,  this  7th  day  of  July,  2000.


ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS



HAROLD  JAHN
President  &  CEO

                   SUSTAINABLE DEVELOPMENT INTERNATIONAL INC.
                               (The "Corporation")

                              INFORMATION CIRCULAR

                       For the Annual and Special Meeting
                     to be held on Thursday, August 10, 2000

SOLICITATION  OF  PROXIES

This Information Circular is furnished in connection with the solicitation of proxies for use at the Annual and Special Meeting of the Shareholders of the Corporation (the "Meeting") to be held on THURSDAY, AUGUST 10, 2000, at the Ramada Hotel and Conference Centre, 11834 Kingsway, Edmonton, Alberta at 2:00 p.m. MDT and at any adjournment thereof, for the purposes set forth in the Notice of Annual and Special Meeting. Instruments of Proxy must be received by the Corporation's agent, Alberta Compliance Services Inc., 602, 304 - 8th Avenue S.W., Calgary, AB, T2P 1C2, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for the holding of the Meeting or any adjournment thereof. The Board of Directors of the Corporation has fixed the record date for the Meeting at the close of business on July 7, 2000. Only shareholders of the Corporation of record as of that date are entitled to receive notice of and to vote at the Meeting, unless such shareholder transfers shares after the Record Date and the transferee establishes ownership of such shares and demands not later than the close of business ten (10) days before the Meeting, that the transferee's name be included in the list of shareholders entitled to vote at the Meeting.

              REGISTERED  SHAREHOLDER'S  REVOCABILITY  OF  PROXY

A REGISTERED SHAREHOLDER ("SHAREHOLDER") WHO HAS SUBMITTED A PROXY MAY REVOKE IT AT ANY TIME PRIOR TO THE EXERCISE THEREOF. IF A PERSON WHO HAS GIVEN A PROXY ATTENDS PERSONALLY AT THE MEETING AT WHICH SUCH PROXY IS TO BE VOTED, SUCH PERSON MAY REVOKE THE PROXY AND VOTE IN PERSON. IN ADDITION TO REVOCATION IN ANY OTHER MANNER PERMITTED BY LAW, A PROXY MAY BE REVOKED BY INSTRUMENT IN WRITING EXECUTED BY THE SHAREHOLDER OR SHAREHOLDER'S ATTORNEY AUTHORIZED IN WRITING, OR IF THE SHAREHOLDER IS A CORPORATION, UNDER ITS CORPORATE SEAL OR BY AN OFFICER OR ATTORNEY THEREOF DULY AUTHORIZED AND DEPOSITED EITHER AT THE REGISTERED OFFICE OF THE CORPORATION AT ANY TIME UP TO AND INCLUDING THE LAST BUSINESS DAY PRECEDING THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF, AT WHICH THE PROXY IS TO BE USED, OR WITH THE CHAIRMAN OF THE MEETING ON THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF, AND UPON EITHER OF SUCH DEPOSITS, THE PROXY IS REVOKED.

                      Persons  Making  Solicitations
                      ------------------------------

THE SOLICITATION IS MADE ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. THE COSTS INCURRED IN THE PREPARATION AND MAILING OF THE PROXY, NOTICE OF ANNUAL AND SPECIAL MEETING AND THIS INFORMATION CIRCULAR WILL BE BORNE BY THE CORPORATION. SOLICITATION WILL PRIMARILY BE BY MAIL. IN ADDITION, PROXIES MAY BE SOLICITED IN PERSON, BY TELEPHONE OR OTHER MEANS OF COMMUNICATION AND BY DIRECTORS, OFFICERS AND EMPLOYEES OF THE CORPORATION, WHO WILL NOT BE SPECIFICALLY REMUNERATED THEREFORE.

                    Exercise  of  Discretion  by  Proxy
                    -----------------------------------

COMMON SHARES REPRESENTED BY PROXY IN FAVOUR OF MANAGEMENT NOMINEES WILL BE VOTED ON ANY BALLOT AT THE MEETING, AND WHERE THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

IN THE ABSENCE OF SUCH SPECIFICATION, THE SHARES WILL BE VOTED IN FAVOUR OF THE MATTERS TO BE ACTED UPON. THE PERSONS APPOINTED UNDER THE INSTRUMENT OF PROXY FURNISHED BY THE CORPORATION ARE CONFERRED WITH THE DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THE PROXY AND NOTICE OF ANNUAL AND SPECIAL MEETING. AT THE TIME OF PRINTING THIS INFORMATION CIRCULAR, MANAGEMENT OF THE CORPORATION KNOWS OF NO SUCH AMENDMENT, VARIATION OR OTHER MATTER.

                   Matters  to  be Acted upon at the Meeting
                   -----------------------------------------

                             ELECTION  OF  DIRECTOR

AT THE MEETING IT IS PROPOSED THAT ONE (1) DIRECTOR BE ELECTED, TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE ELECTED OR APPOINTED. THERE IS CURRENTLY ONE (1) DIRECTOR OF THE CORPORATION, WHO RETIRES FROM OFFICE AT THE MEETING. UNLESS OTHERWISE DIRECTED, IT IS THE INTENTION OF MANAGEMENT TO VOTE PROXIES IN THE ACCOMPANYING FORM IN FAVOUR OF THE NOMINEE SET FORTH BELOW.

THE NAMES AND MUNICIPALITIES OF RESIDENCE OF THE PERSONS NOMINATED FOR THE ELECTION AS DIRECTORS, THE NUMBER OF VOTING SECURITIES OF THE CORPORATION BENEFICIALLY OWNED, DIRECTLY OR INDIRECTLY, OR OVER WHICH THEY EXERCISE CONTROL OR DIRECTION, THE OFFICES HELD BY EACH IN THE CORPORATION, THE PERIOD SERVED AS DIRECTOR AND PRINCIPAL OCCUPATION ARE AS FOLLOWS:

NAME AND             NUMBER OF VOTING     OFFICES HELD AND     PRINCIPAL
MUNICIPALITY OF      SHARES BENEFICIALLY  DATE BECAME A        OCCUPATION
RESIDENCE            OWNED                DIRECTOR

Harold Jahn          6,406,116            President and CEO    President.
Edmonton, Alberta                         Director since 1998  Sustainable
                                                               Development
                                                               International, Inc.

Information as to shares beneficially owned, not being in the knowledge of the Corporation, has been furnished by the respective director.

APPOINTMENT  OF  AUDITORS

Unless otherwise directed, it is management's intention to vote the proxies in favour of an ordinary resolution to appoint the firm of Grant Thornton, Chartered Accountants, Edmonton, Alberta to serve as auditors of the Corporation until the next Annual Meeting of the shareholders and to authorize the director to fix their remuneration. Grant Thornton have been the Corporation's auditors since 1998.

OFFICERS

NAME AND                     NUMBER OF VOTING       OFFICES HELD AND         PRINCIPAL
MUNICIPALITY OF              SHARES BENEFICIALLY    DATE BECAME AN           OCCUPATION
RESIDENCE                    OWNED                  OFFICER
Harold Jahn                  6,406,116              President and CEO        President, SDI
Edmonton, Alberta                                   Director since 1998

Lew Mansell                  6,216,116              Vice President since     Vice President
Edmonton, Alberta                                   1998                     SDI

Gordon Noland                NIL                    Vice President,          Vice President,
Calgary, Alberta             Project Finance since  Project Finance          SDI
                                                    1999

Neil Driscoll                NIL                    Chief Financial Officer  Chief Financial Officer
Edmonton, Alberta            NIL                    May 2000                 SDI

Information  as  to  shares  beneficially owned, not being in the knowledge of the Corporation, has been  furnished  by  the  respective  officers.

VOTING  SHARES  AND  PRINCIPAL  HOLDERS  THEREOF

As at July 7, 2000, 13,882,800 common shares of the Corporation were issued and outstanding, each such share carrying the right to one vote at the Meeting. A quorum for the transaction of business at the Meeting is not less than two persons present holding or representing not less than ten percent of the shares entitled to be voted, in person or represented by Proxy, irrespective of the number of persons actually present at the Meeting.

To the knowledge of the director and senior officers of the Corporation as at July 7, 2000, no person or corporation beneficially owns, directly or indirectly, or exercised control or direction over more than ten percent (10%) of the voting securities of the Corporation, except as set out in the table below:

                                    Number of                     Percentage of
Name                                Voting Shares                 Common Shares
--------------------------------------------------------------------------------

Harold Jahn                         6,406,116                     46.14%
--------------------------------------------------------------------------------

Lew Mansell                         6,216,116                     44.78%
--------------------------------------------------------------------------------


COMPENSATION  OF  EXECUTIVE  OFFICERS  AND  DIRECTORS

For the purpose of this section, Executive Officer means the Chairman and the Vice-Chairman of the Board of Directors, the President and any Vice-President in charge of a principal business unit such as sales, finance, or corporate planning, and any other officer of the Corporation who performs a policy making function of the Corporation, whether or not such officer is also a director of the Corporation. As at October 31, 1999 the Corporation had four Executive Officers.


AGGREGATE  REMUNERATION

The aggregate cash compensation paid to the Corporation's Executive Officers for services rendered during the financial year ended October 31, 1999 was $54,000 US. Cash compensation includes salaries, fees (including directors fees), commissions and bonuses and, in addition to amounts actually paid during and for the most recently completed financial year, cash compensation includes: bonuses to be paid for services rendered during the most recently completed financial year unless those amounts have not yet been allocated; bonuses paid during the most recently completed financial year for services rendered in a previous financial year; and any compensation other than bonuses earned during the most recently completed financial year, the payment of which is deferred.

COMPENSATION  OF  DIRECTOR

The director of the Corporation is entitled to receive a fee for attending meetings and is entitled to receive reimbursement for traveling and other expenses properly incurred while attending meetings of the Board of Directors or any committee thereof, or in the performance of his duties as director of the Corporation. The aggregate compensation paid to the director of the Corporation and its subsidiaries as director during the financial year ended October 31, 1999 was nil.

OTHER  COMPENSATION

The aggregate value of the other compensation (including benefits) paid by the Corporation to Executive Officers of the Corporation did not exceed the lesser of $10,000 times the number of Executive Officers and 10% of the cash compensation paid to Executive Officers during the financial year ended October 31, 1999.

INDEBTEDNESS  OF  DIRECTORS  AND  SENIOR  OFFICERS
--------------------------------------------------

Management of the Corporation is not aware of any indebtedness outstanding by the director or officers of the Corporation to the Corporation or its subsidiaries at any time since the commencement of the last completed financial year of the Corporation.

MANAGEMENT  CONTRACTS

There are no management functions of the Corporation or its subsidiaries which are performed to a substantial degree by a person other than a director or senior officer.

INTEREST  OF  INSIDERS  IN  MATERIAL  TRANSACTIONS

There were no material interests, direct or indirect, of directors and senior officers of the Corporation, nominees for director, any shareholder who beneficially owns more than 10% of the shares of the Corporation, or any known associate or affiliate of such persons in any transaction since the commencement of the Corporation's last completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

INTEREST  OF  CERTAIN  PERSONS  AND  COMPANIES  IN  MATTERS  TO  BE  ACTED  UPON

Management of the Corporation is not aware of any material interest of any director or nominee for director, or senior officer, or anyone who held office as such since the beginning of the Corporation's last financial year or of any associate or affiliate of any of the foregoing in any matter to be acted on at the Meeting.

OTHER  MATTERS

Management knows of no amendment, variation, or other matter to come before the Meeting other than the matters referred to in the Notice of Annual and Special Meeting. However if any other matter properly comes before the Meeting, the accompanying Proxy will be voted on such matter in accordance with the best judgement of the person or persons voting the Proxy.

APPROVAL  AND  CERTIFICATION

The contents and sending of this Information Circular has been approved by the director of the Corporation. The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

DATED  at  Edmonton,  Alberta  this  7th  day  of  July  2000.



Harold  Jahn                                          Neil  Driscoll,  CA
President  &  Chief  Executive  Officer               Chief  Financial  Officer

                   SUSTAINABLE DEVELOPMENT INTERNATIONAL INC.
                               Instrument of Proxy
                                     for the
                   Annual and Special Meeting of Shareholders
                                 August 10, 2000

The undersigned shareholder of Sustainable Development International Inc. (the "Corporation") hereby appoints Harold Jahn, President of the Corporation, or, failing him, Lew Mansell, Vice-President of the Corporation, or instead of
either  of  the  foregoing,                            ,as  proxyholder  of  the
                            --------------------------
undersigned, with full power of substitution, to attend and act and vote for, and on behalf of, the undersigned at the Annual and Special Meeting of the shareholders of the Corporation (the "Meeting"), to be held on August 10, 2000, and at any adjournment or adjournments thereof, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholder's discretion, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the shares represented by this instrument of proxy in the following manner:

1. With respect to the election of directors for the ensuing year the nominees as a group set forth in the Information Circular of the Corporation dated July 7, 2000.

     FOR               WITHHOLD  FROM  VOTING
         -------------                        -------------------------

2. With respect to the appointment of Grant Thornton, Chartered Accountants as auditors of the Corporation for the ensuing year and the authorization of the directors to fix their remuneration.

     FOR               WITHHOLD  FROM  VOTING
         -------------                        -------------------------

3. At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may properly brought before the meeting or any adjournment thereof in such manner as such proxy, in such proxyholder's sole judgement, may determine.

THIS INSTRUMENT OF PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION. THE SHARES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED AND, WHERE THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO THE ABOVE MATTERS, WILL BE VOTED AS DIRECTED ABOVE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED IN FAVOUR OF THE ABOVE MATTERS. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PROXYHOLDER, OTHER THAN THE PERSON DESIGNATED ABOVE, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND TO ACT FOR HIM AND ON HIS BEHALF AT THE MEETING. TO EXERCISE SUCH RIGHT, THE NAMES OF THE NOMINEES OF MANAGEMENT SHOULD BE CROSSED OUT AND THE NAME OF THE SHAREHOLDER'S APPOINTEE SHOULD BE PRINTED IN THE BLANK SPACE PROVIDED.



The  undersigned  hereby  revokes  any  proxies  heretofore  given.

DATED  this           day  of                     ,  2000.
           ---------         --------------------


----------------------------------------
(Signature  of  Shareholder)


----------------------------------------
(Name  of  Shareholder)


----------------------------------------
(Number  of  Shares  Voted)



NOTES:
1. If the shareholder is a corporation, its corporate seal must be affixed or it must be assigned by an officer or attorney thereof duly authorized.
2. This form of proxy must be dated and the signature hereon should be exactly the same as the name in which the shares are registered.
3. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.
4. This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the Corporation, c/o Alberta Compliance Services Inc., 602, 304 - 8th Avenue S.W., Calgary, Alberta T2P 1C2 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment thereof.
5. A proxy is valid only at the meeting in respect of which it is given or any adjournment(s) of that meeting provided, however, that the Chairman of the Meeting may, in his discretion, accept proxies received after this time up to and including the time of the Meeting or any adjournment thereof.

                   SUSTAINABLE DEVELOPMENT INTERNATIONAL INC.
                               (the "Corporation")

                             Supplemental Mail List

                                   RETURN CARD


Non-registered shareholders have the opportunity to elect to have their names added to the Corporation's supplemental mailing list in order to receive quarterly financial statements of the Corporation. If you wish to receive such statements, please complete and return the form to:


Sustainable  Development  International  Inc.
c/o  Alberta  Compliance  Services  Inc.
602,  304  -  8th  Ave  S.W.
Calgary,  AB
T2P  1C2

(Please  Print)


          ----------------------------------------------------------------------
          Name  of  Shareholder


          ----------------------------------------------------------------------
          ADDRESS


          ----------------------------------------------------------------------
          City


          ----------------------------------------------------------------------
          Province                              Postal  Code

The undersigned hereby certifies to be a shareholder of Sustainable Development International Inc.



     ----------------------------------------------------------------------
     Signature  of  Shareholder


     Dated  this      day  of               ,  2000.
                ------       ---------------


                                                                              25
Energy
".Providing  Energy  Savings  Technologies,  Services  and
Utility  Management"

The Energy Division has in progress several commercial, and research and development projects with the mandate to develop technologies, which will allow for energy to be produced or consumed with a high efficiency factor, at the lowest possible cost.

SDI  Energy  Savings
Waste  Oil  Conversion
Watergas


Health
SDI established this division to introduce new technologies to the healthcare industry. We have developed a network that enables the management of health data between healthcare providers. This system can patch into any computer database without disruption to existing interface programs, and provides easy access to existing systems for management of healthcare information regardless of where it is held presently.

SDI through its Delaware subsidiary Pro-Active Health Inc., is dedicated to the development and marketing of a complete health network that enables physicians, practitioners, and healthcare providers access to faster and more efficient healthcare services for their clients/patients.


Financing
SDI clients appreciate our ability to present creative financing solutions. In our energy savings division we can finance 100% of new or retrofit energy efficient packages. Repayment is made with the energy savings these components deliver. Payback is from five to ten years. The equipment we use has longer life cycles and requires less maintenance. These innovations are creating more opportunities for SDI.
Other divisions present larger financing needs. Our international contacts have presented capacity to serve all of the projects we have reviewed. Development of these projects is determined by market conditions, political risk assessment, and availability of skilled management.
When  these  variables  are
suitable, we can advance these projects without the limitation of capital resources. Project financing of up to $100 million is available.

International
Development
Sustainable
(Logo)

HAROLD  JAHN                               OFFICES
President  and                             Registered  Corporate  Office
Chief  Executive  Officer                  548  California  Ave.
                                           Reno,  Nevada,  USA  89509

LEW  MANSELL                               Head  Office
Senior                                     Suite  208,10240  124  Street
Vice  President                            Edmonton,  AB,  Canada  T5N  3W6
                                           Phone  (780)  488-9191
                                           Fax  (780)  788-9100

LEGAL  COUNSEL
Skinner, Sutton, Watson & Rounds
548  California  Ave.
Reno,  Nevada,  USA  89509

INVESTOR  RELATIONS
Michael  Beringer,
Investor  Relations
Toll  Free  1-800-290-8935
Telephone: 1-716-256-6498, ext 218
Fax:  1-716-256-6231

CORPORATE  INFO
Symbol:  SUDI
Traded:  OTC:OB
Shares  I/O:  17,142,800
Estimated  Float:  2,393,768
Cusip  No.869323  10  5
Federal  ID  NO:  513842679
Website Address:  www.1sustainable.com